UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 21, 2022

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)
2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On September 21, 2022, at a special meeting of the Board of Directors (the “Board”) of Alpine 4 Holdings, Inc., (the “Company”), upon the recommendation of the Company’s Chief Financial Officer, the members of the Board, including all of the members of the Company’s Audit Committee of the Board, unanimously approved the dismissal of and terminated the engagement of MaloneBailey, LLP (“MB”), as the Company’s independent certifying accountant.

The reports of MB on the Company's consolidated financial statements for each of the years ended December 31, 2021 and 2020, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

MB was appointed by the Board of Directors on December 10, 2015, as the Company’s independent registered public accounting firm, and has served as the Company’s auditor from that date through September 21, 2022.

During the period from December 10, 2015, through December 31, 2020, the year ended December 31, 2021 and the subsequent interim period through September 21, 2022, there were no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of MB, would have caused MB to make reference to the subject matter of the disagreements in connection with their report, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

The Company has provided MB with a copy of the foregoing disclosures prior to filing this Current Report on Form 8-K and has requested that MB furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of MB’s letter, dated September 23, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Newly Appointed Independent Registered Public Accountant

On September 21, 2022, at the special meeting of the Board, upon the recommendation of the Company’s Chief Financial Officer, the members of the Board, including all of the members of the Company’s Audit Committee of the Board, unanimously approved the engagement of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm.

The Company has not consulted with RSM during the Company’s two most recent fiscal years or during any subsequent interim period prior to RSM’s appointment as the Company’s independent registered public accounting firm with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, or any other matter that was either the subject of a disagreement or reportable event, as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter from MaloneBailey, LLP dated September 23, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By:    /s/ Kent B. Wilson
    Kent B. Wilson
    Chief Executive Officer, President
    (Principal Executive Officer)

Date: September 26, 2022